Income Taxes (Reconciliation from Statutory Income Tax Rate and Effective Income Tax Rate) (Details)	12 Months Ended
	Dec. 31, 2012	Dec. 31, 2011
Reconciliation from the statutory U.S. income tax rate and the Company's effective income tax rate:
Federal Income tax at statutory rate	35.00%	35.00%
State and local income tax, net
Foreign rate differential	(8.00%)	(9.00%)
Uncertain tax positions	1.00%	3.00%
Foreign tax recovery		(11.00%)
Other	7.00%	6.00%
Effective income tax expense rate	35.00%	24.00%